WADE FUND INC.


                                Audited Financial Statements

                                     Wade Fund, Inc.

                                    Memphis, Tennessee

                                      June 30, 1997

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                                 WADE FUND, INC.
                                   Suite 2224
                               5100 Poplar Avenue
                            Memphis, Tennessee  38137

                              August 15, 1997


TO THE STOCKHOLDERS:

Submitted, herewith, is the statement covering operations of Wade Fund, Inc., from January 1, 1997 through June 30, 1997.

The net ordinary income for the first six months amounted to $375.09.

The net asset value per share as of June 30, 1997 was $40.08.
This compares with $34.81 as of December 31, 1996.

Sincerely yours,

WADE FUND, INC.

s/  Maury Wade, Jr.

Maury Wade, Jr.
President

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                               RHEA & IVY, P.L.C.
                Certified Public Accountants & Business Advisors
            Suite 250 - 6000 Poplar Avenue - Memphis, Tennessee 38119


To the Shareholders and Board of Directors
Wade Fund, Inc.
Memphis, Tennessee


                      Independent Auditor's Report
                      ____________________________

We have audited the statements of assets and liabilities and sources of net assets of Wade Fund, Inc., including the schedule of investments as of June 30, 1997, and the related statements of operations, unrealized appreciation on investments and changes in net assets for the six months then ended, and supplementary information (note 4) for the four years and six months then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. Securities owned as investments at June 30, 1997, were held by the Trust Department of the First Tennessee Bank under a custodial agreement, and were verified by direct confirmation.

In our opinion, the financial statements and schedule referred to above present fairly, in all material respects, the financial position of Wade Fund, Inc., as of June 30, 1997, and the results of its operations and the changes in its net assets for the year then ended, in conformity with generally accepted accounting principles. Also, in our opinion, the supplementary information (note 4) for the four years and six months then ended June 30, 1997, is fairly stated in all material respects in relation to the financial statements taken as a whole.


                                             /s Rhea & Ivy, P.L.C.

Memphis, Tennessee
January 9, 1997
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                                Wade Fund, Inc.

                        Statement of Assets and Liabilities

                                  June 30, 1997
___________________________________________________________________________

                                   Assets
                                   ______


Investments at closing market quotations:
  Common stock (cost $128,877.40)                       $   528,287.50
Cash on demand deposit                                        6,016.77
Cash on deposit - safekeeping account                       162,250.10
Dividends receivable                                          1,052.00
Interest receivable                                             789.21
Prepaid bond premium                                             67.11
                                                           ___________
        Total assets                                        698,462.69
                                                           ___________


                                Liabilities
                                ___________


Accrued expenses                                              4,181.64
State franchise taxes payable                                   297.03
                                                              ________
              Total liabilities                               4,478.67
                                                              ________

Net assets applicable to 17,317 shares of
     outstanding capital stock                          $   693,984.02
                                                          ____________
                                                          ____________

Net asset value per share of outstanding
     capital stock                                      $        40.08
                                                          ____________
                                                          ____________

Offering and redemption price per share                 $        40.08
                                                          ____________
                                                          ____________



                      Statement of Sources of Net Assets
                      __________________________________


                                  June 30, 1997
                              _________________


Capital
   Excess of amounts received from sale of
      capital shares over amounts paid out
      in redeeming shares:
        Authorized 100,000 shares, no par value,
        outstanding 17,317 shares                       $   282,348.96
Accumulated net realized gain
   on investment (computed on
   identified cost basis)             $  1,483,452.37
Accumulated distributions
   on net realized gain                  1,477,494.33         5,958.04
                                         ____________
Unrealized appreciation on investments                      399,410.10
                                                            __________

       Total capital                                        687,717.10


Undistributed net income                                      6,266.92
                                                            __________

Net assets applicable to 17,317 shares of
     outstanding capital stock                          $   693,984.02
                                                            __________
                                                            __________


See notes to financial statements.



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                            Wade Fund, Inc.

                        Statement of Operations

                  For the Year Ended June 30, 1997

_________________________________________________________________________

Income
   Dividends                                            $   4,857.00
   Interest                                                 4,925.59
                                                         ___________
                                                            9,782.59
                                                         ___________
                                                         ___________


Expenses
   Advisory fee                                             2,521.19
   Legal fee                                                2,400.00
   Accounting fee                                           1,884.48
   Custodial fee                                              900.00
   Other expenses                                           1,329.83
   Taxes, including federal, state and local                  372.00
                                                         ___________
                                                            9,407.50
                                                         ___________

      Net income                                         $    375.09
                                                         ___________

      Ratio of total expenses to total income                  96.17%

                                                               ______


            Statement of Unrealized Appreciation on Investments
            ___________________________________________________

                   For The Six Months Ended June 30, 1997
                   ______________________________________

Balance at January 1, 1997                               $ 305,353.85
Balance at June 30, 1997                                   399,410.10
                                                          ___________

     Increase in unrealized appreciation               $    94,056.25
                                                          ___________
                                                          ___________

See notes to financial statements.



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                             Wade Fund, Inc.

                    Statement of Changes in Net Assets

                  For the Six Months Ended June 30, 1997

__________________________________________________________________________

Net Assets
    Net assets at January 1, 1997 including             $   628,808.87
    $5,895.55 in undistributed net income


Income (Expenses)
    Net income per statement of
       income and expenses               $      375.09
    Net equalization credits
       (debits) included in
       price of shares sold
       and repurchased                          ( 3.72)

       Increase in balance of undistributed
          net income                                            371.37

Increase in unrealized appreciation
   of investments                                            94,056.25

Capital Stock Issued and Repurchased
  (exclusive of equalization
     debits and credits)
     Amounts received from
       subscriptions to 12
       shares of capital stock
     Less amounts paid for capital
       stock repurchased                    (29,252.47)
                                             __________
         Decrease in capital stock                          (29,252.47)

                                                            ___________

Net assets at June 30, 1997, including
   $6,266.92 in undistributed net income                 $  693,984.02
                                                          ____________
                                                          ____________




See notes to financial statements.


                                - 6 -

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                            Wade Fund, Inc.

                        Schedule of Investments

                          June 30, 1997
_____________________________________________________________________________

                                     Number of                      Market
                                      Shares          Cost           Value
                                    _________      ___________     _________
Common stocks - 76.12%

   Aluminum - 7.60%
     Aluminum Co. of America           700        $  6,456.75    $ 52,762.50
                                                     ________       _________
   Bank and Finance - 15.82%
     J. P. Morgan and Co. Inc.         500           1,833.19       52,187.50
     First Tennessee National
        Corporation                  1,200          22,780.00       57,600.00
                                                    _________       _________
                                                    24,613.19      109,787.50
                                                    _________      __________

   Electronics - 7.27%
     Texas Instruments, Inc.           600           1,609.41       50,437.50
                                                    _________       _________
   Gold - 3.30%
     Placer Dome, Inc.               1,400           1,082.11       22,925.00
                                                    _________       _________

   Insurance - 6.05%
     Safeco Corporation                900           1,080.71       42,018.75
                                                    _________       _________

   Metals - 6.14%
     Phelps Dodge Corp.                500          23,634.00       42,593.75
                                                    _________       _________

   Paper Products - 7.00%
     International Paper, Inc.       1,000          24,828.30       48,562.50
                                                    _________       _________

   Petroleum Services - 7.20%
     Schlumberger, Ltd.                400          14,778.80       50,000.00
                                                    _________       _________

   Pharmaceutical - 9.34%
     Bristol Myers Squibb              800          23,885.00       64,800.00
                                                    _________       _________

   Railroads - 6.40%
     CSX Corporation                   800           6,909.18       44,400.00
                                                    _________       _________

       Total investments - 76.12%         (A)   $  128,876.45      528,287.50
                                                _____________
       Other assets less                        _____________
             liabilities - 23.88%                                  165,696.52
                                                                 ____________

       Net assets - 100%                                         $ 693,984.02
                                                                 ____________
                                                                 ____________

(A) Represents the aggregate cost of investments for federal income tax purposes




See notes to financial statements.



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                           Wade Fund, Inc.

                     Notes to Financial Statements

                              June 30, 1997


_________________________________________________________________________

Note (1) - Significant Accounting Policies
           _______________________________

            Income Taxes
            ____________

     Since it is the policy of the Fund to qualify each year as a regulated investment company under Section 851 of the Internal Revenue Code and to distribute all, or substantially all, of its taxable income, including realized net gain on investments, it is not expected that federal income tax will ordinarily constitute a major item of expense. Therefore, no provision is made for such tax on unrealized appreciation on investments. However, on the accrual basis of accounting, provision for federal income tax and state franchise and excise tax on net income and on net realized gain on investments is made when applicable.


            Equalization
            ____________

     The Company follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares equivalent, on a per share basis, to the amount of distributable net investment income on the date of the transaction is credited or charged to undistributed net income. As a result, undistributed investment income per share is unaffected by sales or redemptions of fund shares.

            Investments
            ___________

     Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price.

            Estimates
            _________

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note (2) - Capital Stock
           _____________

     The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management company with 100,000 shares of no par value common capital stock authorized.



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Note (3) - Investment Advisory Fee
           _______________________
     Advisory service fee is paid at the annual rate of three-fourths of one percent on the net value of investment assets and is paid at the end of each quarter at the rate of three-sixteenths of one percent of the net value of such assets on the last day of the quarter on which the New York Stock Exchange is open. Maury Wade, Jr., who is president and director of the Fund, received $2,521.19 for his services as investment advisor.

Note (4) - Supplementary Information
           _________________________

     Net asset values and dividends declared per share, for the four years and six months ended June 30, 1997 are as follows:

                                              Dividends Declared
                                          _____________________________
                                                               From
              Year                Net              From      Realized
              Ended              Asset             Net        Capital
           December 31,          Value            Income       Gains
           ____________          _____            ______      ________

              1992               30.65              .19         2.75
              1993               30.73               --         2.77
              1994               29.64              .06          .61
              1995               33.60              .15         2.08
              1996               34.81              .10         3.04
              Six months ended
               June 30, 1997     40.48               --          --

Note (5) - Concentration of Risk

     At June 30, 1997 the Fund had a concentration of credit risk with a certain financial institution in the form of a bank cash account. If the financial institution failed to completely perform under the terms of the financial instruments, the exposure for credit loss would be in the amount of the financial instruments less amounts covered by regulatory insurance.





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WADE FUND, INC.-              FINANCIAL HIGHLIGHTS

Complete financial statements will be found elsewhere in this report.
The following is a condensation of certain pertinent information.  (It has been audited by the Fund's independent accountant, whose report is also included.)  PER SHARE INCOME AND CAPITAL CHANGES - (For a share outstanding throughout the year ending December 31st)
                                                               Six Months Ending
                                     1996                            June 30, 1997*
                                    _______________________________________________

Net Asset Value, Beginning
  of Period . . . . . . . . . .     $33.60                        $34.81

Income From Investment
  Operations:
  Net Investment Income . . . .     $0.09                          $0.02
  Net Realized and Unrealized
    Gains (Losses) on Securities    $4.26                          $5.25
                                  _________________________________________________

Total From Investment Operations     $4.35                         $5.27

Less Distributions:

  Dividends from Net Income . . .    $0.10                         $0.00
  Distributions from Realized
    Gains on Securities . . . . .    $3.04                         $0.00
                                  _________________________________________________
Net Asset Value, End
  of Period . . . . . . . . . . .   $34.81                        $40.08

                                  =================================================

Total Return  . . . . . . . . . .   $12.96%                        15.14%


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Ratios/Supplemental Data:

  Net Assets, End of Period . .     $628,808                     $693,984

  Ratio of Expenses to
   Average Net Assets . . . . .        2.86%                       2.84% (annualized)

  Ratio of Net Income to
   Average Net Assets . . . . .        0.30%                       0.11% (annualized)

  Portfolio Turnover Rate . . .        0.00%                       0.00%

  Number of Shares Outstanding,
   End of Period  . . . . . . .       18,066                     17,317


*See accompanying notes and independent auditor's report.


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